SCHNEIDER SMALL CAP VALUE FUND
                                  (THE "FUND")


                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)


                        Supplement dated January 11, 2006
                      to Prospectus dated December 31, 2005

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         As of the date of this supplement, the total assets of the Schneider Small Cap Value Fund (the "Fund") are approximately $55 million. When the total assets of the Fund reach $100 million, Schneider Capital Management Company (the "Adviser") will close the Fund to new investments. The Fund will continue to be offered to employees of the Adviser and their spouses, parents and children, and to directors of The RBB Fund, Inc.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.